                                                                    EXHIBIT 8(K)

                               AMENDED SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                       Effective Date
Schwab International Index Fund                                            July 21, 1993

Schwab Small-Cap Index Fund                                                October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset        September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset      September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab        September 25, 1995
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund-Investor Shares                                        February 28, 1996

Schwab S&P 500 Fund-e.Shares                                               February 28, 1996

Schwab Analytics Fund                                                      May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab     September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab            October 13, 1996
OneSource Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab          October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab         August 3, 1997
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab         April 16, 1998
Asset Director-Aggressive Growth Fund)

                                   SCHWAB CAPITAL TRUST

                                   By:       /s/ William J. Klipp
                                   Name:     William J. Klipp
                                   Title:    Executive Vice President
                                   and Chief Operating Officer

                                   CHARLES SCHWAB & CO., INC.

                                   By: /s/ Colleen M. Hummer
                                   Name: Colleen M. Hummer
                                   Title: Senior Vice President

                               AMENDED SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                                      FEES
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                FEE
----                                                ---
Schwab International Index Fund                     Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets


Schwab Small-Cap Index Fund                         Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets



Schwab MarketTrack Growth Portfolio (formerly       Five one-hundredths of one
known as Schwab Asset Director-High Growth Fund)    percent (.05%) of the Fund's
                                                    average daily net assets



Schwab MarketTrack Balanced Portfolio (formerly     Five one-hundredths of one
known as Schwab Asset Director-Balanced Growth      percent (.05%) of the Fund's
Fund)                                               average daily net assets



Schwab MarketTrack Conservative Portfolio           Five one-hundredths of one
(formerly known as Schwab Asset                     percent (.05%) of the Fund's
Director-Conservative Growth Fund)                  average daily net assets



Schwab S&P 500 Fund-Investor Shares                 Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets



Schwab S&P 500 Fund-e.Shares                        Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets



Schwab Analytics Fund                               Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets.



Schwab MarketManager International Portfolio        Five one-hundredths of one
(formerly known as Schwab OneSource                 percent (.05%) of the Fund's
Portfolios-International)                           average daily net assets.



Schwab MarketManager Growth Portfolio               Five one-hundredths of one
(formerly known as Schwab                           percent (.05%) of the Fund's
OneSource Portfolios-Growth                         average daily net assets.
Allocation)


Schwab MarketManager Balanced Portfolio (formerly   Five one-hundredths of one
known as Schwab OneSource Portfolios-Balanced       percent (.05%) of the Fund's
                                                    Allocation) average daily
                                                    net assets.



Schwab MarketManager Small Cap Portfolio (formerly  Five one-hundredths of one
known as Schwab OneSource Portfolios-Small          percent (.05%) of the Fund's
Company)                                            average daily net assets.




Schwab Market Track All Equity Portfolio (formerly  Five one-hundredths of one
known as Schwab Asset Director-Aggressive Growth    percent (.05%) of the Fund's
Fund)                                               average daily net assets.

                                    SCHWAB CAPITAL TRUST

                                    By:          /s/ William J. Klipp
                                                 ---------------------------
                                    Name:        William J. Klipp
                                    Title:       Executive Vice President
                                                 and Chief Operating Officer


                                    CHARLES SCHWAB & CO., INC.

                                    By:          /s/ Colleen M. Hummer
                                                 ---------------------------
                                    Name:        Colleen M. Hummer
                                    Title:       Senior Vice President

                                                                    EXHIBIT 8(K)

                           FORM OF AMENDED SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                       Effective Date
Schwab International Index Fund                                            July 21, 1993

Schwab Small-Cap Index Fund                                                October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset        September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset      September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab        September 25, 1995
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund-Investor Shares                                        February 28, 1996

Schwab S&P 500 Fund-e.Shares                                               February 28, 1996

Schwab Analytics Fund                                                      May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab     September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab            October 13, 1996
OneSource Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab          October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab         August 3, 1997
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab         April 16, 1998
Asset Director-Aggressive Growth Fund)

Institutional Select Large Cap Index Fund

Institutional Select Large Cap Value Index Fund

Institutional Select Small Cap Value Index Fund

                                   SCHWAB CAPITAL TRUST

                                   By:
                                   Name:     William J. Klipp
                                   Title:    Executive Vice President
                                   and Chief Operating Officer

                                   CHARLES SCHWAB & CO., INC.

                                   By:
                                   Name: Colleen M. Hummer
                                   Title: Senior Vice President

                           FORM OF AMENDED SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                                      FEES
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                FEE
----                                                ---
Schwab International Index Fund                     Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets


Schwab Small-Cap Index Fund                         Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets



Schwab MarketTrack Growth Portfolio (formerly       Five one-hundredths of one
known as Schwab Asset Director-High Growth Fund)    percent (.05%) of the Fund's
                                                    average daily net assets



Schwab MarketTrack Balanced Portfolio (formerly     Five one-hundredths of one
known as Schwab Asset Director-Balanced Growth      percent (.05%) of the Fund's
Fund)                                               average daily net assets



Schwab MarketTrack Conservative Portfolio           Five one-hundredths of one
(formerly known as Schwab Asset                     percent (.05%) of the Fund's
Director-Conservative Growth Fund)                  average daily net assets



Schwab S&P 500 Fund-Investor Shares                 Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets



Schwab S&P 500 Fund-e.Shares                        Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets



Schwab Analytics Fund                               Five one-hundredths of one
                                                    percent (.05%) of the Fund's
                                                    average daily net assets.



Schwab MarketManager International Portfolio        Five one-hundredths of one
(formerly known as Schwab OneSource                 percent (.05%) of the Fund's
Portfolios-International)                           average daily net assets.



Schwab MarketManager Growth Portfolio               Five one-hundredths of one
(formerly known as Schwab                           percent (.05%) of the Fund's
OneSource Portfolios-Growth                         average daily net assets.
Allocation)


Schwab MarketManager Balanced Portfolio (formerly   Five one-hundredths of one
known as Schwab OneSource Portfolios-Balanced       percent (.05%) of the Fund's
                                                    Allocation) average daily
                                                    net assets.



Schwab MarketManager Small Cap Portfolio (formerly  Five one-hundredths of one
known as Schwab OneSource Portfolios-Small          percent (.05%) of the Fund's
Company)                                            average daily net assets.




Schwab Market Track All Equity Portfolio (formerly  Five one-hundredths of one
known as Schwab Asset Director-Aggressive Growth    percent (.05%) of the Fund's
Fund)                                               average daily net assets.

Institutional Select Large Cap Index Fund

Institutional Select Large Cap Value Index Fund

Institutional Select Small Cap Value Index Fund


                                    SCHWAB CAPITAL TRUST

                                    By:
                                                 ---------------------------
                                    Name:        William J. Klipp
                                    Title:       Executive Vice President
                                                 and Chief Operating Officer


                                    CHARLES SCHWAB & CO., INC.

                                    By:
                                                 ---------------------------
                                    Name:        Colleen M. Hummer
                                    Title:       Senior Vice President